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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            April 11, 1997
                            Date of Report
                  (Date of Earliest Event Reported)

                      KARA INTERNATIONAL, INC.
       (Exact Name of Registrant as Specified in its Charter)

    Nevada                002-97690-D             87-0421191
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                        897 South Artistic Circle
                        Springville, Utah  84663
                 (Address of Principal Executive Offices)

                               (801)489-3238
                       Registrant's Telephone Number

                           9005 Cobble Canyon Lane
                             Sandy, Utah  84093
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          (a) On April 10, 1997, the Board of Directors of the Registrant adopted, ratified and approved a resolution to issue 4,000,000 post-split (see
Item 5 below respecting a reverse split of the outstanding voting securities of the Registrant [all computations herein reflect such reverse split]) "unregistered" and "restricted" shares of its one mill ($0.001) par value common voting stock to David N. Nemelka, in consideration of the sum of $20,000 paid by personal check of Mr. Nemelka. The issuance of these securities was subject to the filing of a Certificate with the Secretary of State of Nevada, respecting such reverse split; this Certificate was filed on April 11, 1997. See Item 7.

          The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the adoption of the resolution were, to-wit:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

David C. Merrell           President and           393,864*             70%
9005 Cobble Canyon Ln.     Director
Sandy, Utah  84093

Michael C. Brown            Secretary/Treasurer      54,000           9.6%
2159 Alta Cove Cr.         and Director
Sandy, Utah  84093


     * Of this amount, 327,808 shares are held in the name of Chiricahua Company, a sole proprietorship owned by David C. Merrell, and 16,056 shares are held in the name of Corie Merrell, who is the wife of David C. Merrell.


          Mr. Nemelka used his personal funds to purchase these securities; and the basis of the "control" by Mr. Nemelka is stock ownership. See the table below under Paragraph (b) of this Item.

          (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the adoption of the resolution to issue 4,000,000 "unregistered" and "restricted" shares to Mr. Nemelka:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

David N. Nemelka            President,           4,000,000              87.7%
897 S. Artistic Circle     Director and
Springville, Utah  84663   Stockholder

David C. Merrell           Stockholder            393,864*              8.6%
9005 Cobble Canyon Ln.
Sandy, Utah  84093


All officers and directors
as a group (1)                                   4,000,000              87.7%


Item 2.  Acquisition or Disposition of Assets.

         Except as indicated under Item 1, none; not applicable.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

          Effective April 11, 1997, the Registrant's outstanding common voting stock was reverse split on a basis of one for five, while retaining the authorized shares at 50,000,000 and the par value at $0.001, with appropriate adjustments in the stated capital and additional paid in capital accounts of the Registrant. A copy of the Certificate respecting this reverse split which was filed with the Secretary of State of Nevada on April 11, 1997, is attached hereto and incorporated herein by reference. See Item 7.

Item 6.  Resignations of Directors and Executive Officers.

          Effective April 11, 1997, David C. Merrell and Michael C. Brown resigned as directors and executive officers of the Registrant, in seriatim, and David N. Nemelka was designated as the sole director, President and Secretary.


Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              None; not applicable.

         (b)  Pro Forma Financial Information.

              None; not applicable.

         (c)  Exhibits.

                                                       Exhibit
Description of Exhibit*                                Number

Certificate Respecting Reverse Split                            3

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.



                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         KARA INTERNATIONAL, INC.

Date: 4/28/97.                By  /s/ David N. Nemelka
                                 ---------------------
                                 President, Secretary and Director